UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2018

MITEL NETWORKS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Canada	001-34699	98-0621254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Legget Drive

Ottawa, Ontario K2K 2W7

(Address of Principal Executive Offices) (Zip Code)

(613) 592-2122

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 26, 2018, Mitel Network Corporation (the “Corporation”) held its annual meeting of shareholders (the “Meeting”).

As of the March 16, 2018 record date for the determination of the shareholders entitled to notice of and to vote at the Meeting, 121,097,504 of the Corporation’s common shares were outstanding and eligible to vote. A total of 101,879,155 shares were voted in person or by proxy at the Meeting. The results of the matters voted on by shareholders at the Meeting are as follows:

Annual Resolution No. 1:

Election of Directors – Elected. Each of the directors listed as nominees in the Corporation’s definitive proxy statement filed with the Securities and Exchange Commission (the “Commission”) on March 29, 2018 for the Meeting were elected directors of the Corporation until the next annual meeting.

	Number of Common Shares			Percentage of Votes Cast
	Voted For[1]	Withheld from Voting[1]	Broker Non-Votes	Voted For[1]	Withheld from Voting[1]
Dr. Terence H. Matthews	77,417,752	13,195,269	11,164,984	85.44%	14.56%
Richard D. McBee	89,325,362	1,287,659	11,164,984	98.58%	1.42%
Benjamin H. Ball	89,237,390	1,375,631	11,164,984	98.48%	1.52%
Peter D. Charbonneau	88,431,668	2,181,353	11,164,984	97.59%	2.41%
John P. McHugh	89,475,520	1,137,501	11,164,984	98.74%	1.26%
Sudhakar Ramakrishna	89,805,183	807,838	11,164,984	99.11%	0.89%
David M. Williams	87,008,268	3,604,753	11,164,984	96.02%	3.98%
Martha H. Bejar	89,637,508	975,513	11,164,984	98.92%	1.08%

1	As the vote for each motion was taken by a show of hands, the number of votes disclosed reflects only those proxies received by management in advance of the Meeting.

Annual Resolution No. 2: Appointment of Auditors – Passed. Deloitte LLP was appointed auditor of the Corporation.

Number of Common Shares			Percentage of Votes Cast
Voted For	Withheld from Voting	Broker Non-Votes	Voted For	Withheld from Voting
98,046,854	3,731,151	0	96.33%	3.67%

Annual Resolution No. 3: Advisory Vote for Executive Compensation – Passed. An advisory (non-binding) resolution to approve executive compensation was passed.

Number of Common Shares				Percentage of Votes Cast
Voted For	Voted Against	Abstained from Voting	Broker Non-Votes	Voted For	Voted Against	Abstained from Voting
86,069,321	4,182,070	361,630	11,164,984	94.99%	4.62%	0.40%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2018

MITEL NETWORKS CORPORATION

By:	/s/ Greg Hiscock
Name:	Greg Hiscock
Title:	General Counsel & Corporate Secretary